Summary ProspectusOctober 26, 2009

T. Rowe Price Personal Strategy Funds, Inc.

T. Rowe Price Personal Strategy Income Fund — PRSIX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2009, and Statement of Additional Information, dated October 1, 2009.

Investment Objective

The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.46%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.26%
Acquired fund fees and expenses	0.06%
Total annual fund operating expenses	0.78%
Fee waiver/expense reimbursement	0.06%
Total annual fund operating expenses after fee waiver/expense reimbursement	0.72%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$74	$230	$401	$894

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 67.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund pursues its objective by investing in a diversified portfolio typically consisting of approximately 40% stocks, 40% bonds, and 20% money market securities. Domestic stocks are drawn from the overall U.S. market. International stocks are selected primarily from large companies in developed markets but may also include investments in emerging markets. Bonds, which can include foreign issues, are primarily investment grade (i.e., assigned one of the four highest credit ratings) and are chosen across the entire government, corporate, and mortgage-backed bond markets. Maturities reflect the manager`s outlook for interest rates.

T. Rowe Price may decide to overweight or underweight a particular asset class based on our outlook for the economy and financial markets. Under normal conditions, the fund`s allocation to the broad asset classes will be within the following ranges: stocks (30-50%); bonds (30-50%); and money markets (10-30%). When deciding upon allocations within these prescribed limits, we may favor fixed-income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, we may favor stocks. And when selecting particular stocks, we will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small- to large-cap stocks. This process draws heavily upon T. Rowe Price`s proprietary stock research expertise. While the fund maintains a well-diversified portfolio, its portfolio manager may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

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Much the same security selection process applies to bonds. For example, when deciding on whether to adjust allocations to high-yield (junk) bonds, we weigh such factors as the outlook for the economy and corporate earnings, as well as the yield advantage that lower-rated bonds may offer over investment-grade bonds.

In keeping with the fund`s objective, it may also invest in other securities, and use futures, options, and swaps. Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The fund has partial exposure to a variety of risks in proportion to the amount it invests in stocks, bonds, and money market securities. The principal risks of investing in this fund are summarized below:

Asset allocation risk The fund`s allocations to the various asset classes and market sectors could cause the fund to underperform other funds with a similar investment objective.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect that a company or a particular industry.

Risks of bond and money market investing Bonds and money market securities have three main sources of risk. Interest rate risk is the risk that a rise in interest rates will cause the price of a debt security held by the fund to fall. Securities with longer maturities typically suffer greater declines than those with shorter maturities. Mortgage-backed securities can react somewhat differently to interest rate changes because falling rates can cause losses of principal due to increased mortgage prepayments and rising rates can lead to decreased prepayments and greater volatility. Credit risk is the risk that an issuer of a debt security will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. This risk is increased when a security is downgraded or the perceived creditworthiness of the issuer deteriorates. Liquidity risk is the risk that the fund may not be able to sell a security timely or at a desired price.

While the fund`s bond investments are expected to primarily be investment-grade, the fund may also hold high-yield (junk) bonds, including those with the lowest credit rating. High-yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The fund`s exposure to credit risk, in particular, is increased to the extent it invests in high-yield bonds.

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Foreign investing risk This is the risk that the fund`s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance. All returns assume reinvestment of dividends and capital gains distributions.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

The fund`s return for the six months ended 6/30/09 was 9.84%.

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Average Annual Total Returns
	Periods ended December 31, 2008
	1 year	5 years	10 years
Personal Strategy Income Fund
Returns before taxes	-20.38%	1.60%	3.45%
Returns after taxes on distributions	-21.18	0.49	2.14
Returns after taxes on distributions and sale of fund shares	-13.04	0.99	2.32
Barclays U.S. Aggregate Index	5.24	4.65	5.63
Combined Index Portfolioa	-15.15	2.18	3.04
Lipper Income Funds Index	-20.13	0.74	2.52

aCombined Index Portfolio is an unmanaged portfolio composed of 40% stocks (33.5% Dow Jones Wilshire 5000 Composite Index, 6.5% MSCI EAFE Index), 40% bonds (Barclays Capital U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index) through 6/30/08. From 7/1/08, the portfolio is composed of 40% stocks (32% Russell 3000 Index, 8% MSCI All-Country World ex-US Index), 40% bonds (Barclays Capital U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index). The indices and percentages may vary over time.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Edmund M. Notzon III is Chairman of the fund`s Investment Advisory Committee. Mr. Notzon has been chairman of the committee since 1998 and he joined T. Rowe Price in 1989.

Purchase and Sale of Fund Shares

The following shows the fund`s investment minimums for various types of accounts:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Accounts investing through Automatic Asset Builder	$0	$50
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	1,000	50
All other accounts	2,500	100

You may sell all or a portion of the shares in your account at any time by writing us, calling us, or accessing your account online. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

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If you are purchasing fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary for trade deadlines and the applicable policies for purchasing, selling or exchanging your shares as well as initial and subsequent investment minimums.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund may pay third-party intermediaries, such as broker-dealers or banks, for performing shareholder and administrative services for underlying shareholders holding shares of the fund in accounts with the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the fund over another investment.

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F101-045 10/26/09

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202